UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

American Smooth Wave Ventures, Inc.

(Exact name of registrant as specified in its charter)

Iowa	26-3036101

(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

49590 Palo Verde Road	Morongo Valley, CA 92256

(Address of principal executive office)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: Title of each class to be so registered 4,282,500 Shares of Common Stock	Name of each exchange on which each class is to be registered OTC-BB

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box.  [x]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box   [ ]

Securities Act registration statement file number to which this form relates:   333-152849

Securities to be registered pursuant to Section 12(g) of the Act:

Not Applicable

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrantants Securities to be Registered

Common Stock, 75,000,000 Shares authorized, par value $.001

Item 2. Exhibits

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

American Smooth Wave Ventures, Inc. By: /s/ Irwin J. Kirz Irwin J. Kirz Chief Executive Officer President and Chief Financial Officer